Exhibit 10.4

CONFIDENTIAL MATERIALS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

Amendment No. 6 to Network Services Agreement

That certain NETWORK SERVICES AGREEMENT (the “Agreement”), dated September 28, 2001, by and between SAVVIS Communications Corporation, a Delaware corporation (“SAVVIS”), and Reuters Limited, a company incorporated in England under registered number 145516 (“Reuters”), is hereby amended effective the 19th day of August, 2003 (the “Effective Date”) by this Amendment No. 6 (the “Amendment”), as follows:

1.	SAVVIS agrees to provide in Canada, a managed [**] service (the “Ethernet Service”) in accordance with the terms of the Agreement and this Amendment. The Ethernet Service, which is more fully described in Exhibit A hereto, shall be a Service Class [**], as defined in Section 3.7 (iv) of Schedule 2 of the Agreement.

2.	The pricing for the Ethernet Service is set forth in Exhibit B hereto. The pricing terms shall supplement Section 1.2 of Schedule 3 of the Agreement.

3.	Service Level Agreements for the Ethernet Service will be as set forth in Schedule 5 of the Agreement; provided that, for purposes of the Ethernet Service only, there shall be new service levels for [**] and [**], as set forth on Exhibit C hereto.

4.	Both parties in one or more counterparts shall execute this Amendment, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5.	Except as provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect as set forth therein.

[SIGNATURE PAGE FOLLOWS]

[**] CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to the Network Services Agreement to be executed as of the Effective Date.

SAVVIS COMMUNICATIONS CORPORATION

By /s/ Matthew Fanning
Name: Matthew Fanning Title: Executive Vice President, Strategic Development and Business Planning

REUTERS LIMITED

By /s/ Philip J. Sayer
Name: Philip J. Sayer Title: Head of Vendor Relations & Communications

EXHIBIT A

Service Description:

Ethernet Services are to be provided in Canada so as to allow Reuters Customers to establish IP communications to the [**] and [**] data centers.

Ethernet Services are to be provided via a [**] to Reuters using an Integrated Access Device (IAD) that will be located at the Reuters Customer’s premises.

Ethernet Services are to be provided via multiple delivery mechanisms, including, without limitation, the following:

(1) [**] (Client IIPD)

The Client IIPD service will provide a single physical connection to the network and has a logical [**] connection to the [**] and [**] data center.

SAVVIS will provision one data connection along with an out-of-band management dial line.

SAVVIS will use reasonable commercial efforts to deliver the [**] service for the data connection in accordance with the following parameters: a maximum of [**] to the remote client site and [**] from the remote client site service and minimum [**] to the remote client site and [**] from the remote client site if the client site is [**] kilometers or less from the Central Office. For remote sites that are greater than [**] kilometers but less than [**] kilometers from the Central Office the [**] service will have a minimum of [**] to the remote client site and [**] from the remote client site.

[**]

The demarcation point for this service shall be at the end user’s location specified by Reuters.

Reuters shall be responsible for obtaining at its sole cost all rights-of-way, permissions and/or third party consents required to permit Savvis to install and maintain the Ethernet Services from the legal boundary of the property upon which the IAD is located to the IAD itself.

(2) LAN Extension – [**] (Client IIPL2)

The Client IIPL2 service will provide a single physical connection to the network and has a [**] connection to the [**] and [**] data center.

[**]	CONFIDENTIAL TREATMENT REQUESTED

The demarcation point for this service shall be at the end user’s location specified by Reuters.

Reuters shall be responsible for obtaining at its sole cost all rights-of-way, permissions and/or third party consents required to permit Savvis to install and maintain the Ethernet Services from the legal boundary of the property, upon which the IAD is located, to the IAD itself.

(3) LAN Extension – [**] (Client IIPL10)

The Client IIPL10 service will provide single physical connection to the network and has a [**] connection to the [**] and [**] data center.

The demarcation point for this service shall be at the end user’s location specified by Reuters.

Reuters shall be responsible for obtaining at its sole cost all rights-of-way, permissions and/or third party consents required to permit Savvis to install and maintain the Ethernet Services from the legal boundary of the property upon which the IAD is located, to the IAD itself.

(4) [**]-LAN (Client IIPT)

The Client IIPT service will provide a single physical connection to the network and has a [**]connection to the [**] and [**] data center.

The demarcation point for this service shall be at the end user’s location specified by Reuters.

Reuters shall be responsible for obtaining at its sole cost all rights-of-way, permissions and/or third party consents required to permit Savvis to install and maintain the Ethernet Services from the legal boundary of the property upon which the IAD is located to the IAD itself.

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

PRICING

Service	[**]	[**]	Install

IIPD [**]	[**]	[**]	[**]
IIPD-R [**]	[**]	[**]	[**]
IIPL2 [**]	[**]	[**]	[**]
IIPL2-R [**]	[**]	[**]	[**]
IIPL10 [**]	[**]	[**]	[**]
IIPL10-R [**]	[**]	[**]	[**]
IIPT [**]	[**]	[**]	[**]
IIPT-R [**]	[**]	[**]	[**]

Note 1: Install charges are not applicable for existing connections on the SAVVIS network that are migrating to the Ethernet Service.

Note 2: Reuters shall be obligated to pay all fees hereunder when each relevant New Service has been accepted in accordance with Section 4.6 of the Agreement.

Note 3: Upon acceptance of the first [**] service, a [**] installation fee will be billed and payable in US dollars for the installation of the new backbone structure.

Note 4: [**] describes the service provided by SAVVIS where no Wide Area Connectivity is provided to central systems that are located logically higher in the network than the MRRs or BRPs.

Note 5 [**] describe the service provided by SAVVIS where Wide Area Connectivity is provided to central systems that are located higher in the network than the MRRs or BRPs.

Note 6: All Ethernet Service(s) are subject to service availability at the desired location.

Note 7: IIPD-R can only be ordered as an add-on service to an IIPD order. The IIPD-R designates an [**] based client site being “homed” into [**] for service and/or an [**] based client site being “homed” into [**] or a [**] based client site being “homed” into [**] based client site being “homed” into [**].

Note 8: IIPL2-R can only be ordered as an add-on service to an IIPL2 order. The IIPL2-R designates an [**] based client site being “homed” into [**] for service and/or an [**] based client site being “homed” into [**] or a [**] based client site being “homed” into [**] based client site being “homed” into [**].

Note 9: IIPL10-R can only be ordered as an add-on service to an IIPL10 order. The IIPL10-R designates an [**] based client site being “homed” into [**] for service and/or an [**] based client site being “homed” into [**] or a [**] based client site being “homed” into [**] based client site being “homed” into [**].

Note 10: IIPT-R can only be ordered as an add-on service to an IIPT order. The IIPT-R designates an [**] based client site being “homed” into [**] for service and/or [**] based client site being “homed” into [**] or a [**] based client site being “homed” into Calgary and/or an [**] based client site being “homed” into [**].

[**] CONFIDENTIAL TREATMENT REQUESTED

Note 11: For the avoidance of doubt, no circuits from [**] may be “homed” into the [**] and vice versa. Additionally, in the [**], circuits located in [**] will be supported out of [**] 1 & 2 without out of region charges applying and circuits [**] will be supported out of [**] 1 & 2 without out of region charges applying. In the [**], circuits located in [**] will be supported out of [**] without out of region charges applying and circuits located in [**] will be supported out of [**] without out of region charges applying. For the [**] service only, circuits located in the [**] may be supported out of either [**] without incurring any out of region charges.

The Notes set forth in Section 1.2(B) of Schedule 3 of the Agreement shall apply to the Ethernet Service; provided that for the purposes of the Ethernet Service, all connections are Service [**]. For purposes of clarity, although the pricing falls under the heading “International Pricing” (as distinguished from “United States Pricing”), the fees paid in connection with the Ethernet Services shall count towards the Domestic MMC.

[**] CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

The following table defines the Mean Time to Repair service and Average Monthly Availability commitments associated with each of the Ethernet service types that SAVVIS will deliver in Canada:

Service	Average Monthly Availability (Core/To Edge)	Monthly Mean Time To Repair

Client IIPD & Client IIPD-R	[**]	[**]
Client IIP2 & Client IIP2-R	[**]	[**]
Client IIP10 & Client IIP10-R	[**]	[**]
Client IIPT & Client IIPT-R	[**]	[**]

In addition to the existing SAVVIS maintenance policy the following Maintenance Schedule applies.

Maintenance Schedule

[**]
Routine/Scheduled Maintenance	[**]
Non-scheduled Maintenance	[**]

[**]
Regional Routine/Scheduled Maintenance	[**]
Non-scheduled Maintenance	[**]

[**]
Regional Routine/Scheduled Maintenance	[**]
Non-scheduled Maintenance	[**]

[**] CONFIDENTIAL TREATMENT REQUESTED